ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 7.9% based on the closing market price of $6.84 on January 8, 2010 and a 7.2% yield on a closing NAV of $7.54 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable January 29, 2010 to shareholders of record on January 22, 2010. The Fund has paid or declared total distributions of $0.045 per share to date in fiscal year 2010 (January 1, 2010 to January 31, 2010). The source of the distribution declared for the month and current fiscal year is estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.035 (77%)	— (0%)	— (0%)	$0.010 (23%)
YTD	$0.045	$0.035 (77%)	— (0%)	— (0%)	$0.010 (23%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses, resulting in the characterization of a distribution (or a portion thereof) as a return of capital.

The Fund estimates that is has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2009 (January 1, 2009 through December 31, 2009) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2009. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (January 1, 2005 through December 31, 2009) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2009 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2009 to 12/31/2009
Year-to-date Cumulative Total Return on NAV[1]	46.79%
Cumulative Distribution Rate[2]	7.19%
Preceding Five-Year Period 1/1/2005 to 12/31/2009
Average Annual Total Return on NAV[3]	6.28%
Average Annual Distribution Rate[4]	11.96%
Current Annualized Distribution Rate[5]	7.19%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2009 through December 31, 2009) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2009.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2009.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
January 12, 2010

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 8.5% based on the closing market price of $6.39 on February 8, 2010 and a 7.6% yield on a closing NAV of $7.07 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable February 26, 2010 to shareholders of record on February 22, 2010. The Fund has paid or declared total distributions of $0.09 per share to date in fiscal year 2010 (January 1, 2010 to February 28, 2010). The source of the distribution declared for the month and current fiscal year is estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.038 (84%)	— (0%)	— (0%)	$0.007 (16%)
YTD	$0.09	$0.076 (84%)	— (0%)	— (0%)	$0.014 (16%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2010 (January 1, 2010 through January 31, 2010) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2010. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (February 1, 2005 through January 31, 2010) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2010 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2010 to 1/31/2010
Year-to-date Cumulative Total Return on NAV[1]	-3.26%
Cumulative Distribution Rate[2]	0.62%
Preceding Five-Year Period 2/1/2005 to 1/31/2010
Average Annual Total Return on NAV[3]	9.83%
Average Annual Distribution Rate[4]	11.87%
Current Annualized Distribution Rate[5]	7.48%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2010 through January 31, 2010) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2010.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2010.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
February 9, 2010

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 7.8% based on the closing market price of $6.97 on March 8, 2010 and a 7.0% yield on a closing NAV of $7.67 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable March 31, 2010 to shareholders of record on March 22, 2010. The Fund has paid or declared total distributions of $0.135 per share to date in fiscal year 2010 (January 1, 2010 to March 31, 2010). The source of the distributions declared for the month and current fiscal year are estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.032 (70%)	— (0%)	— (0%)	$0.013 (30%)
YTD	$0.135	$0.095 (70%)	— (0%)	— (0%)	$0.040 (30%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2010 (January 1, 2010 through February 28, 2010) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2010. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (March 1, 2005 through February 28, 2010) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2010 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2010 to 2/28/2010
Year-to-date Cumulative Total Return on NAV[1]	-0.38%
Cumulative Distribution Rate[2]	1.22%
Preceding Five-Year Period 3/1/2005 to 2/28/2010
Average Annual Total Return on NAV[3]	15.20%
Average Annual Distribution Rate[4]	11.88%
Current Annualized Distribution Rate[5]	7.31%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2010 through February 28, 2010) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28, 2010.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2010.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
March 11, 2010

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 7.2% based on the closing market price of $7.47 on April 7, 2010 and a 6.9% yield on a closing NAV of $7.83 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable April 30, 2010 to shareholders of record on April 23, 2010. The Fund has paid or declared total distributions of $0.18 per share to date in fiscal year 2010 (January 1, 2010 to April 30, 2010). The source of the distributions declared for the month and current fiscal year are estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.033 (72%)	— (0%)	— (0%)	$0.012 (28%)
YTD	$0.18	$0.130 (72%)	— (0%)	— (0%)	$0.050 (28%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2010 (January 1, 2010 through March 31, 2010) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2010. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (April 1, 2005 through March 31, 2010) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2010 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2010 to 3/31/2010
Year-to-date Cumulative Total Return on NAV[1]	4.67%
Cumulative Distribution Rate[2]	1.75%
Preceding Five-Year Period 4/1/2005 to 3/31/2010
Average Annual Total Return on NAV[3]	16.73%
Average Annual Distribution Rate[4]	11.89%
Current Annualized Distribution Rate[5]	6.99%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2010 through March 31, 2010) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2010.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2010.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
April 12, 2010

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 7.7% based on the closing market price of $7.05 on May 6, 2010 and a 7.1% yield on a closing NAV of $7.59 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable May 28, 2010 to shareholders of record on May 21, 2010. The Fund has paid or declared total distributions of $0.225 per share to date in fiscal year 2010 (January 1, 2010 to May 31, 2010). The source of the distributions declared for the month and current fiscal year are estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.035 (77%)	— (0%)	— (0%)	$0.010 (23%)
YTD	$0.225	$0.173 (77%)	— (0%)	— (0%)	$0.052 (23%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2010 (January 1, 2010 through April 30, 2010) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2010. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (May 1, 2005 through April 30, 2010) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2010 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2010 to 4/30/2010
Year-to-date Cumulative Total Return on NAV[1]	9.08%
Cumulative Distribution Rate[2]	2.25%
Preceding Five-Year Period 5/1/2005 to 4/30/2010
Average Annual Total Return on NAV[3]	12.24%
Average Annual Distribution Rate[4]	11.95%
Current Annualized Distribution Rate[5]	6.75%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2010 through April 30, 2010) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2010.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2010.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
May 10, 2010

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 8.6% based on the closing market price of $6.29 on June 9, 2010 and a 7.5% yield on a closing NAV of $7.18 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable June 30, 2010 to shareholders of record on June 22, 2010. The Fund has paid or declared total distributions of $0.27 per share to date in fiscal year 2010 (January 1, 2010 to June 30, 2010). The source of the distributions declared for the month and current fiscal year are estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.026 (57%)	— (0%)	— (0%)	$0.019 (43%)
YTD	$0.27	$0.154 (57%)	— (0%)	— (0%)	$0.116 (43%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2010 (January 1, 2010 through May 31, 2010) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2010. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (June 1, 2005 through May 31, 2010) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2010 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2010 to 5/31/2010
Year-to-date Cumulative Total Return on NAV[1]	1.24%
Cumulative Distribution Rate[2]	3.05%
Preceding Five-Year Period 6/1/2005 to 5/31/2010
Average Annual Total Return on NAV[3]	6.96%
Average Annual Distribution Rate[4]	12.03%
Current Annualized Distribution Rate[5]	7.32%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2010 through May 31, 2010) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2010.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2010.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
June 11, 2010

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 8.3% based on the closing market price of $6.48 on July 7, 2010 and a 7.4% yield on a closing NAV of $7.33 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable July 30, 2010 to shareholders of record on July 20, 2010. The Fund has paid or declared total distributions of $0.315 per share to date in fiscal year 2010 (January 1, 2010 to July 31, 2010). The source of the distributions declared for the month and current fiscal year are estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.030 (68%)	— (0%)	— (0%)	$0.015 (32%)
YTD	$0.315	$0.213 (68%)	— (0%)	— (0%)	$0.102 (32%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2010 (January 1, 2010 through June 30, 2010) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2010. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (July 1, 2005 through June 30, 2010) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2010 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2010 to 6/30/2010
Year-to-date Cumulative Total Return on NAV[1]	-0.61%
Cumulative Distribution Rate[2]	3.75%
Preceding Five-Year Period 7/1/2005 to 6/30/2010
Average Annual Total Return on NAV[3]	2.49%
Average Annual Distribution Rate[4]	12.12%
Current Annualized Distribution Rate[5]	7.50%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2010 through June 30, 2010) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2010.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2010.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
July 9, 2010

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 7.5% based on the closing market price of $7.18 on August 5, 2010 and a 6.9% yield on a closing NAV of $7.88 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable August 31, 2010 to shareholders of record on August 20, 2010. The Fund has paid or declared total distributions of $0.36 per share to date in fiscal year 2010 (January 1, 2010 to August 31, 2010). The source of the distributions declared for the month and current fiscal year are estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.037 (83%)	— (0%)	— (0%)	$0.008 (17%)
YTD	$0.36	$0.299 (83%)	— (0%)	— (0%)	$0.061 (17%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2010 (January 1, 2010 through July 31, 2010) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2010. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (August 1, 2005 through July 31, 2010) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2010 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2010 to 7/31/2010
Year-to-date Cumulative Total Return on NAV[1]	8.02%
Cumulative Distribution Rate[2]	4.05%
Preceding Five-Year Period 8/1/2005 to 7/31/2010
Average Annual Total Return on NAV[3]	1.03%
Average Annual Distribution Rate[4]	12.24%
Current Annualized Distribution Rate[5]	6.94%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2010 through July 31, 2010) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2010.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2010.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
August 9, 2010

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 7.5% based on the closing market price of $7.25 on September 7, 2010 and a 6.8% yield on a closing NAV of $7.98 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable September 30, 2010 to shareholders of record on September 20, 2010. The Fund has paid or declared total distributions of $0.405 per share to date in fiscal year 2010 (January 1, 2010 to September 30, 2010). The source of the distributions declared for the month and current fiscal year are estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.035 (77%)	— (0%)	— (0%)	$0.010 (23%)
YTD	$0.405	$0.311 (77%)	— (0%)	— (0%)	$0.094 (23%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2010 (January 1, 2010 through August 31, 2010) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2010. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (September 1, 2005 through August 31, 2010) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2010 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2010 to 8/31/2010
Year-to-date Cumulative Total Return on NAV[1]	8.36%
Cumulative Distribution Rate[2]	4.64%
Preceding Five-Year Period 9/1/2005 to 8/31/2010
Average Annual Total Return on NAV[3]	0.17%
Average Annual Distribution Rate[4]	12.31%
Current Annualized Distribution Rate[5]	6.96%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2010 through August 31, 2010) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2010.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2010.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
September 9, 2010

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 7.1% based on the closing market price of $7.61 on October 7, 2010 and a 6.4% yield on a closing NAV of $8.42 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable October 29, 2010 to shareholders of record on October 22, 2010. The Fund has paid or declared total distributions of $0.45 per share to date in fiscal year 2010 (January 1, 2010 to October 31, 2010). The source of the distributions declared for the month and current fiscal year are estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.045 (100%)	— (0%)	— (0%)	— (0%)
YTD	$0.45	$0.45 (100%)	— (0%)	— (0%)	— (0%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2010 (January 1, 2010 through September 30, 2010) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2010. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (October 1, 2005 through September 30, 2010) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2010 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2010 to 9/30/2010
Year-to-date Cumulative Total Return on NAV[1]	15.83%
Cumulative Distribution Rate[2]	4.91%
Preceding Five-Year Period 10/1/2005 to 9/30/2010
Average Annual Total Return on NAV[3]	1.29%
Average Annual Distribution Rate[4]	12.41%
Current Annualized Distribution Rate[5]	6.55%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2010 through September 30, 2010) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2010.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2010.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
October 11, 2010

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 6.9% based on the closing market price of $7.81 on November 11, 2010 and a 6.4% yield on a closing NAV of $8.49 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable November 30, 2010 to shareholders of record on November 22, 2010. The Fund has paid or declared total distributions of $0.495 per share to date in fiscal year 2010 (January 1, 2010 to November 30, 2010). The source of the distributions declared for the month and current fiscal year are estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.045 (100%)	— (0%)	— (0%)	— (0%)
YTD	$0.495	$0.491 (99%)	— (0%)	— (0%)	$0.004 (1%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2010 (January 1, 2010 through October 31, 2010) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2010. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (November 1, 2005 through October 31, 2010) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2010 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2010 to 10/31/2010
Year-to-date Cumulative Total Return on NAV[1]	19.69%
Cumulative Distribution Rate[2]	5.31%
Preceding Five-Year Period 11/1/2005 to 10/31/2010
Average Annual Total Return on NAV[3]	8.38%
Average Annual Distribution Rate[4]	12.47%
Current Annualized Distribution Rate[5]	6.37%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2010 through October 31, 2010) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2010.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2010.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
November 12, 2010

ING Clarion Global Real Estate Income Fund
(NYSE: IGR)
CUSIP: 44982G104
Dear Shareholders:
This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.
The current regular monthly distribution is $0.045 per share. You are receiving this notice as a requirement of the managed distribution plan, which provides insight into the estimated character of the distribution in terms of income, capital gain, and potential return of capital. You should expect to receive this notice with every distribution. The characterization of future distributions will change as the performance of the Fund matures through the course of the year.
IGR’s current distribution rate represents an annualized yield of 7.0% based on the closing market price of $7.70 on December 8, 2010 and a 6.5% yield on a closing NAV of $8.30 as of the same date.
This notice relates to the regular monthly distribution in the amount of $0.045 per share payable December 31, 2010 to shareholders of record on December 23, 2010. The Fund has paid or declared total distributions of $0.54 per share to date in fiscal year 2010 (January 1, 2010 to December 31, 2010). The source of the distributions declared for the month and current fiscal year are estimated as follows:
Estimated Source of Distributions:

		Estimated Allocations
		Net Investment	Net Realized Short-	Net Realized Long-	Return of
Distribution		Income*	Term Capital Gains	Term Capital Gains	Capital
Current	$0.045	$0.044 (98%)	— (0%)	— (0%)	$0.001 (2%)
YTD	$0.54	$0.530 (98%)	— (0%)	— (0%)	$0.010 (2%)

*	Including PFIC Income, as defined below.
SHAREHOLDERS SHOULD NOT USE THE INFORMATION PROVIDED IN THIS NOTICE IN PREPARING THEIR TAX RETURNS. SHAREHOLDERS WILL RECEIVE A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.
The Fund’s dividend policy is established by the Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income and realized gains expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized long-term gains and short-term gains, and unrealized gains or in certain cases a return of capital (i.e., a non-taxable distribution). The Fund’s distribution rate should not be confused with pure income or yield. We strive to establish a level regular dividend that over the course of the year will pay out all income and realized gains with a minimum of special distributions.
The Fund invests primarily in real estate investment trusts (REITs) and similar companies. When these companies make distributions to the Fund during the year, the Fund uses past disclosures and the estimates provided by the companies to provide you with estimated sources of distributions paid to you. Until the Fund receives a final determination from these companies as to the source of distributions — generally around January 31 of the following year — the Fund cannot provide you with a final determination of the source of distributions paid.
The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.
The Fund invests in certain companies that have been designated as “passive foreign investment companies” (“PFICs”) for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the Net Investment Income the Fund is required to distribute. The amount of Net Investment Income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. Please note that all performance figures below are based on the Fund’s net asset value (“NAV”) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.
The Fund’s cumulative year-to-date total return for fiscal year 2010 (January 1, 2010 through November 30, 2010) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return on NAV and the Fund’s Cumulative Distribution Rate for 2010. Moreover, the Fund’s Average Annual Total Return (in relation to its NAV) for the preceding five-year period (December 1, 2005 through November 30, 2010) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return on NAV for the preceding five-year period and the Fund’s Current Annualized Distribution Rate for 2010 as well as its Average Annual Distribution Rate for the preceding five-year period. The performance and distribution rate information disclosed in the table below is based on the Fund’s NAV. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of common shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open-market. Shareholders holding Fund shares indirectly with a broker dealer should contact their financial advisor regarding the market price performance of their investment in the Fund.
     Fund Performance and Distribution Rate Information:

Year-to-date 1/1/2010 to 11/30/2010
Year-to-date Cumulative Total Return on NAV[1]	15.53%
Cumulative Distribution Rate[2]	6.08%
Preceding Five-Year Period 12/1/2005 to 11/30/2010
Average Annual Total Return on NAV[3]	12.82%
Average Annual Distribution Rate[4]	12.65%
Current Annualized Distribution Rate[5]	6.63%

1	Year-to-date Cumulative Total Return on NAV is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2010 through November 30, 2010) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2010.
3	Average Annual Total Return on NAV represents the simple arithmetic average of the Annual NAV Total Returns of the Fund for the preceding five-year period. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.
4	Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.
5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2010.
For more information on the Fund, please contact your financial advisor or visit us on the web at www.ingclarionres.com.
As always, we appreciate your investment in the ING Clarion Global Real Estate Income Fund.
ING Clarion Global Real Estate Income Fund
December 13, 2010